Exhibit 99.2

© 2026 PTC Therapeutics. All rights reserved. PTC Therapeutics October 2026

© 2026 PTC Therapeutics. All rights reserved. This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements contained in this presentation, other than statements of historic fact, are forward-looking statements, including with respect to 2026 total product revenue guidance and total revenue guidance and 2026 operating expense guidance, and statements regarding: the future expectations, plans and prospects for PTC, including with respect to the expected timing of clinical trials and studies, availability of data, regulatory submissions and responses, meetings with regulatory agencies, commercialization and other matters with respect to its products and product candidates; PTC's strategy, future operations, future financial position, future revenues, projected costs; and the objectives of management. Other forward-looking statements may be identified by the words, "guidance," "plan," "anticipate," "believe," "estimate," "expect," "intend," "may," "target," "potential," "will," "would," "could," "should," "continue," "aim," and similar expressions. PTC's actual results, performance or achievements could differ materially from those expressed or implied by forward-looking statements it makes as a result of a variety of risks and uncertainties, including those related to: the outcome of pricing, coverage and reimbursement negotiations with third party payors for PTC's products or product candidates that PTC commercializes or may commercialize in the future; expectations with respect to Sephience, including commercialization and the potential achievement of sales milestones and contingent payments that PTC may be obligated to make; PTC's ability to maintain its marketing authorization of Translarna for the treatment of nmDMD in geographies in which it has been approved and the effect of the European Commission's adoption of the negative opinion from the Committee for Medicinal Products for Human Use (CHMP) on Translarna and the withdrawal of the Translarna NDA in the US on other regulatory bodies; expectations with respect to PTC's license and collaboration agreement with Novartis Pharmaceuticals Corporation for votoplam for the treatment of Huntington's disease including its right to receive development, regulatory and sales milestones, profit sharing and royalty payments from Novartis, the design and expected timing of clinical trials and studies, the availability of data, and regulatory submissions and responses, including potential accelerated approval; expectations with respect to ST-920, including the expected timing of regulatory submissions and potential approvals, and the potential achievement of regulatory milestones and contingent payments PTC may be obligated to make; expectations with respect to Upstaza/Kebilidi, including commercialization, manufacturing capabilities, and the potential achievement of sales milestones and contingent payments that PTC may be obligated to make; expectations with respect to vatiquinone, including with respect to the design and expected timing of clinical trials and studies, the availability of data, and regulatory submissions and responses and potential approvals and other matters; expectations with respect to the commercialization of Evrysdi under PTC's SMA collaboration; expectations with respect to the commercialization of Tegsedi and Waylivra; expectations regarding PTC's product candidates, including the timing of clinical trials and studies; significant business effects, including the effects of industry, market, economic, political or regulatory conditions; changes in tax and other laws, regulations, rates and policies; the eligible patient base and commercial potential of PTC's products and product candidates; PTC's scientific approach and general development progress; PTC's ability to satisfy its obligations under the terms of its lease agreements; the sufficiency of PTC's cash resources and its ability to obtain adequate financing in the future for its foreseeable and unforeseeable operating expenses and capital expenditures; and the factors discussed in the "Risk Factors" section of PTC's Annual Report on Form 10-K, as well as any updates to these risk factors filed from time to time in PTC's other filings with the SEC. You are urged to carefully consider all such factors. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. There are no guarantees that any product will receive or maintain regulatory approval in any territory, or prove to be commercially successful, including Sephience, Translarna, Emflaza, Upstaza, Kebilidi, Evrysdi, Tegsedi or Waylivra. The forward-looking statements contained herein represent PTC's views only as of the date of this presentation and PTC does not undertake or plan to update or revise any such forward-looking statements to reflect actual results or changes in plans, prospects, assumptions, estimates or projections, or other circumstances occurring after the date of this presentation except as required by law. Forward Looking Statements 2

© 2026 PTC Therapeutics. All rights reserved. PTC: A Global Leader in Rare Disease Drug Development and Commercialization 1As of September 30, 2026 3 Robust global commercial infrastructure Proven track record of achieving regulatory authorization, gaining market access and commercializing rare disease therapies in over 50 countries. Lead product Sephience supports near- and mid-term growth Strong initial global launch and positioned to be new standard of care for PKU. IP into 2039 and $2B+ global revenue potential. Innovative R&D platforms and pipeline Pioneered field of oral small molecule RNA splicing with proprietary platform engine to accelerate and facilitate next generation of oral small molecule splicing therapies. Strong financial position Cash balance of $2.1B1 and on track to achieve 2026 cash flow breakeven and future sustainable profitability.

© 2026 PTC Therapeutics. All rights reserved. 2026 Strategic Priorities 4 Continue Sephience global launch momentum Move toward reaching cash flow breakeven Advance Phase 3 votoplam HD program Advance early-stage R&D programs

© 2026 PTC Therapeutics. All rights reserved. 2026 Revenue and OpEx Guidance 5 Product Revenue1 OpEx $680 - 720M 3 $1.29 - 1.32B $960 - 990M 64 - 69% YoY Growth Total Revenue2 Our Products4 1 Product revenue excludes Evrysdi royalty and collaboration revenues; YoY based on $960-990M guidance. 2 Total revenue includes Evrysdi royalty and collaboration revenues. 3 OpEx is a non-GAAP measure that includes only R&D and SG&A expenses for full year 2026, and excludes estimated non-cash, stock-based compensation expense of approximately $95M. GAAP R&D and SG&A expense for full year 2026 is anticipated to be between $775 and $815M. 4 PTC holds the commercialization rights for Tegsedi and Waylivra in Latin America and the Caribbean from Ionis Pharmaceuticals.

Katie, living with PKU © 2026 PTC Therapeutics. All rights reserved. Sephience PKU Program 6

Sephience Dual Mechanism of Action Supports Potential for Broad Uptake

1. Precursor to BH_4



SP
Sephience
SR*
7.8-Dihydrobiopterin (BH_2)
DHFR**
BH_4
BH_4
BH_4
Tetrahydrobiopterin (BH_4)

Sephience significantly increases intracellular BH_4 levels

2. Independent Chaperone Function



Misfolded PAH Enzyme
Chaperone Effect
SP
Decreased Enzyme Activity
Increased Enzyme Activity

Chaperone effect stabilizes enzyme, increases function, and enables treatment of BH_4-non-responsive mutations

* SR, sepiapterin reductase (enzyme that converts Sephience to BH_2)
** DHFR, dihydrofolate reductase (enzyme that converts BH_2 to BH_4)
Lah, M. Advances in Therapy (In press)

© 2026 PTC Therapeutics. All rights reserved.
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© 2026 PTC Therapeutics. All rights reserved. Sephience Provides Significantly Greater Phe Reduction Compared With BH4 8 -437.0 -256.6 -600 -500 -400 -300 -200 -100 0 100 Absolute least squares mean change in blood Phe concentration (µmol/L) Sephience BH4 70.3% Greater reduction with Sephience p < 0.0001 Mean Absolute Change in Blood Phe from Baseline AMPLIPHY was a crossover study allowing for intra-subject comparison of Sephience and BH4 treatment effect Lancet. 2024 Oct 5;404(10460):1333-1345. doi: 10.1016/S0140-6736(24)01556-3.

© 2026 PTC Therapeutics. All rights reserved. Sephience Provides Diet Liberalization, Cognitive and Quality of Life Benefits 9 Improved cognitive function and mood Improved concentration & slow thinking, and decreased irritability Meaningful diet liberalization 69% of subjects reached age-adjusted protein RDA Improved quality of life Reduced disease impact on emotional, social, and familial wellbeing Genet Med. 2026 Apr;28(4):101683. doi: 10.1016/j.gim.2026.101683. Epub 2026 Jan 12.

Sephience Differentiated Profile Enables Penetration Into All Key Market Segments


On Treatment
Treatment Failures
Treatment Naive
TOTAL ADDRESSABLE MARKET
INCLUDING ALL AGES AND SEVERITIES
58K Patients WW

© 2026 PTC Therapeutics. All rights reserved.
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© 2026 PTC Therapeutics. All rights reserved. Sephience: Strong Launch Momentum Continues * As of September 30, 2026 11 $458M Global revenue YTD in first full year of launch Broad penetration into all key market segments

© 2026 PTC Therapeutics. All rights reserved. Sephience Global Launch Footprint Expansion Planned for 2026 and 2027 12 N O R T H A M E R I C A E U R O P E A S I A L AT A M Anticipated Sephience geographic footprint for 2026

© 2026 PTC Therapeutics. All rights reserved. ST-920 Fabry Disease Program 13

Fabry Disease is a Rare, Life-Shortening Disorder with Multiorgan Impact

- Lysosomal storage disorder causing serious organ damage, leading to premature death
- Affects ~11,000 individuals (US)
- Standard of care of enzyme replacement therapies (ERT) have several drawbacks
  - Frequent (up to biweekly) administration
  - Require immunosuppression
  - Risk of antibody formation limiting ERT benefits
- A one-time administered gene therapy has potential to provide benefits of ERT without current burdens and risks



Organ involvement includes kidney, heart and brain

PTC THERAPEUTICS

© 2026 PTC Therapeutics. All rights reserved.
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© 2026 PTC Therapeutics. All rights reserved. • AAV gene therapy that provides humanized gene enabling long-term production of the deficient α-Gal A enzyme • Favorable safety profile with no need for immunosuppression • Durable α-Gal A activity with longest follow up of over 5 years • Favorable effects on renal function and other disease aspects following gene therapy administration ST-9201 Provides One-Time Administered Durable Enzyme Production 15 BLA submission for accelerated approval expected to be completed in Q4 2026 1 Isaralgagene civaparvovec

April, living with HD © 2026 PTC Therapeutics. All rights reserved. Votoplam Huntington’s Disease Program 16

© 2026 PTC Therapeutics. All rights reserved. Phase 2 PIVOT-HD Trial Achieved Key Efficacy and Safety Objectives 17 17 Evidence of dose-dependent disease slowing on cUHDRS in Stage 2 participants at 24 months PIVOT-HD study met primary endpoint of blood HTT protein lowering at Week 12 with durable dose-dependent lowering at Month 12 Continued evidence of favorable safety profile with no new AE signals identified for both dose levels and stages at 24 months

© 2026 PTC Therapeutics. All rights reserved. Dose-dependent Slowing of Disease Progression on cUHDRS at 24 months in Stage 2 ParticipantsWorsening Results based on observed data SE = Standard Error Baseline 12 Month 24 Month Mean (+/-SE) Change from Baseline of Composite UHDRS 0 -0.5 -1.0 -1.5 NH Cohort Votoplam 5 mg Votoplam 10 mg Mean difference in cUHDRS progression of 52% (10mg) and 28% (5mg) at Month 24 Treatment Group Mean (SE) Mean (SE) -1.20 (0.20) -0.86 (0.24) -0.57 (0.24) -0.58 (0.15) -0.42 (0.16) -0.34 (0.21) Natural History (N=73) 5 mg (N=21) 10 mg (N=24) Results from PIVOT-HD LTE (April 2026) 18

© 2026 PTC Therapeutics. All rights reserved. INVEST-HD Global Phase 3 Trial Enrolling Worldwide 19 19 • Individuals with early symptomatic disease • 3:2 randomization of votoplam 10mg: placebo • Target enrollment: ~770 participants in >30 countries • Primary endpoint: Change from baseline in cUHDRS • Treatment period up to 36 months • Interim analysis planned for efficacy and futility Study Overview *Study sponsored and funded by Novartis; NCT#: NCT07326709

Olivia, living with FA © 2026 PTC Therapeutics. All rights reserved. Vatiquinone Friedreich’s Ataxia Program 20

Vatiquinone Demonstrated Meaningful Slowing of Short- and Long-term Disease Progression

72-week Placebo-Controlled MOVE-FA Trial*



Mean change from Baseline in mFARS Upright Stability score (+/- SE)
-2
-1
0
1
2
3
4
0
20
40
60
80
Weeks
Vatiquinone
Placebo

42% Slowing p=0.021

Long-term Extension Studies

50% slowing (p<0.0001) of disease progression over 3 years** in MOVE-FA long-term extension study

4.8-point benefit (p<0.0001) on mFARS** over 2 years in ambulatory and non-ambulatory adults

* MOVE-FA did not meet its primary endpoint of statistically significant change in total mFARS at 72 weeks
** Relative to matched FACOMS (Friedreich's Ataxia Clinical Outcome Measures Study) natural history cohort

© 2026 PTC Therapeutics. All rights reserved.
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© 2026 PTC Therapeutics. All rights reserved. PROVE-FA Phase 3 Open-Label Study to Support NDA Resubmission Initiated in Q3 2026 22 • Open-label study using matched natural history cohort from FACOMS disease registry • Target enrollment: 120 individuals with FA ages 7 to 21 • Primary endpoint: Change in mFARS from baseline to 24 months Study Overview

© 2026 PTC Therapeutics. All rights reserved. Innovative Research Platforms 23

R&D Pipeline Includes Innovative Programs from Differentiated Scientific Platforms



Oral Small Molecule Splicing Platform

- **MSH3:** Huntington's Disease, Myotonic Dystrophy I
- **Undisclosed:** Brain Tumors & Metastases
- **Undisclosed:** Sickle Cell Disease, β-Thalassemia
- **Undisclosed:** Alzheimer's Disease
- **Undisclosed:** Neurodegenerative Diseases

Inflammation/ Ferroptosis Platform



- **Ferroptosis:** Multisystem Atrophy (MSA) & Parkinson's Disease
- **NRF2 Activation:** CNS, Non-CNS Indications
- **NLRP3 Inflammasome:** Inflammatory Lung Diseases
- **DHODH Inhibition:** T-Cell Mediated Autoimmune Diseases

PTC THERAPEUTICS

© 2026 PTC Therapeutics. All rights reserved.
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© 2026 PTC Therapeutics. All rights reserved. • MSH3 is a genetic modifier of repeat expansion disorders such as HD and DM1 • Validated correlation between MSH3 reduction and HD onset and progression, supporting therapeutic potential of MSH3 reduction • PTC303 to enter clinic in 2027 PTC303 MSH3 Small Molecule Splicing Program 25 0 5 10 15 0 20 40 60 Delay in motor onset (years) Redcution in MSH3 expression 3a/3a 5AM2 E233 IY461-462 Clear linear correlation between magnitude of MSH3 reduction and HD progression in patients1 In HD mice, 50% knockdown of MSH3 halts somatic expansion in the striatum2 Similar correlation for DM1 1. Flower. M et al. Brain. 2019 Jun 19;142(7):1876–1886. 2. Antonijevic, I. A. et al. (2022)

© 2026 PTC Therapeutics. All rights reserved. • NLRP3 is an intracellular sensor protein that detects infection, stress or tissue damage • Upon detection, NLRP3 is activated, triggering the assembly and activation of the NLRP3 inflammasome leading to elevated levels of IL-1β and IL-18 • Aberrant NLRP3 activation is implicated in a wide range of inflammatory diseases • PTC612 is differentiated from other NLRP3 inhibitors in terms of potency, selectivity and chemical structure • PTC612 Phase 1 SAD/MAD healthy volunteer study ongoing including cohort of individuals with metabolic syndrome to provide initial evidence of PK/PD effect PTC612 NLRP3 Inhibitor Program 26

© 2026 PTC Therapeutics. All rights reserved. PTC612: Greater Potency & Selectivity Compared to Other NLRP3 Inhibitors 27 Assay PTC612 Selnoflast1 DFV8902 Usnoflast3 AZD41444 THP-1 IL1β IC50 (nM) 0.99 220 13 13 23-82 Assay PTC612 Vent-015 DFV8902 VTX-32326 VTX-27356 hWB IL1β IC50 (nM) 9.7 124 180 13 80 PTC612 Demonstrates >10x Potency and Selectivity vs Other NLRP3 Inhibitors 1. In house data; 2. JMC 2025; 3. Brain Res 2024; 4. JMC 2025; 5. Inflammasome Summit 2022; 6. Ventyx Corporate Presentation June 2023

© 2026 PTC Therapeutics. All rights reserved. • DHODH plays a critical role in inflammation by regulating the proliferation of immune cells and modulating cytokine production • Marketed DHODH inhibitors have limitations due to lack of specificity and associated toxicity • PTC844 is a more potent and selective DHODH inhibitor, potentially improving efficacy, safety and tolerability • PTC844 Phase 2a study initiated in Q3 2026 − 12-week PK/PD study to assess treatment effect on biomarkers and inform target indications PTC844 DHODH Inhibitor Program 28

© 2026 PTC Therapeutics. All rights reserved. PTC844 Demonstrates Superior Potency and Selectivity Compared to Other DHODH Inhibitors 29 Phase 2a PK/PD study of PTC844 initiating Q3 2026 [nM] IC50=1nM IC50~5000nM [nM] IC50>10,000nM [nM] PTC844 Vidofludimus Teriflunomide

© 2026 PTC Therapeutics. All rights reserved. Well Positioned for Success in 2026 & Beyond 30 Robust global commercial infrastructure Strong financial position Lead product Sephience to support near-and mid-term growth Innovative R&D platforms and pipeline

© 2026 PTC Therapeutics. All rights reserved. PTC Therapeutics October 2026